                                                                     EXHIBIT 7.2

                      MONTHLY CERTIFICATEHOLDERS' STATEMENT

                     NATIONAL CITY CREDIT CARD MASTER TRUST

                                  SERIES 2001-1

Pursuant to the Pooling and Servicing Agreement dated as of June 1, 1995 as amended and restated as of July 1, 2000 (the "Pooling and Servicing Agreement"), among National City Bank, as Seller and Servicer (in its capacity as Servicer,
 "National City") and The Bank of New York, as trustee (the "Trustee"), as supplemented by the Series 2001-1 Supplement, dated as of January 31, 2001, National City as Servicer is required to prepare certain information each month regarding current distributions to Certificateholders and the performance of the National City Credit Card Master Trust (the "Trust") during the previous month. The information which is required to be prepared with respect to the Distribution Date of July 16, 2001 and with respect to the performance of the Trust during the month of June, 2001 is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Series 2001-1 Certificate (a "Certificate"). Certain other information is presented based on the aggregate amounts for the Trust as a whole. Capitalized terms used in this Monthly Statement have their respective meanings set forth in the Pooling and Servicing Agreement and the Series 2001-1 supplement.

A.   Information Regarding the Current Monthly Distribution (Stated on the Basis of $1,000
     Original Certificate Principal Amount)

               1 The amount of the current monthly distribution in respect of
                 Class A Monthly Principal                                                                         $            0.00

               2 The amount of the current monthly distribution in respect of
                 Class B Monthly Principal                                                                         $            0.00

               3 The amount of the current monthly distribution in respect of
                 Collateral Monthly Principal                                                                      $            0.00

               4 The amount of the current monthly distribution in respect of
                 Class A Monthly Interest                                                                          $           3.565

               5 The amount of the current monthly distribution in respect of
                 Class A Additional Interest                                                                       $            0.00

               6 The amount of the current monthly distribution in respect of
                 Class B Monthly Interest                                                                          $     3.814722222

               7 The amount of the current monthly distribution in respect of
                 Class B Additional Interest                                                                       $            0.00

               8 The amount of the current monthly distribution in respect of
                 Collateral Minimum Monthly Interest                                                               $     4.288333394

               9 The amount of the current monthly distribution in respect of
                 any accrued and unpaid Collateral Minimum Monthly Interest                                        $            0.00

B.   Information Regarding the Performance of the Trust

               1 Collection of Principal Receivables

                 (a)         Available Principal Collections                                                       $   73,875,820.10

                 (b)         Class A Investor Default Amount treated as Available Principal Collection             $    1,878,552.61

                 (c)         Class B Investor Default Amount treated as Available Principal Collection             $      128,815.04

                 (d)         Excess Spread treated as Available Principal Collection                               $      139,549.62

               2 Principal Receivables in the Trust

                 (a)         The aggregate amount of Principal Receivables in the Trust
                             as of the end of the day on the last day of the related Monthly Period                $1,811,984,128.28

                 (b)         The amount of Principal Receivables in the Trust represented by the
                             Invested Amount of Series 2001-1 as of the end of the day on the last
                             day of the related Monthly Period                                                     $  425,626,011.81

                 (c)         The amount of Principal Receivables in the Trust represented by the
                             Adjusted Invested Amount of Series 2001-1 as of the end of the day
                             on the last day of the related Monthly Period                                         $  425,626,011.81

                 (d)         The amount of Principal Receivables in the Trust represented by the
                             Class A Invested Amount as of the end of the day on the last
                             day of the related Monthly Period                                                     $  372,422,760.34

                 (e)         The amount of Principal Receivables in the Trust represented by the
                             Class A Adjusted Invested Amount as of the end of the day on the last
                             day of the related Monthly Period                                                     $  372,422,760.34

                 (f)         The amount of Principal Receivables in the Trust represented by the
                             Class B Invested Amount as of the end of the day on the last
                             day of the related Monthly Period                                                     $   25,537,560.71

                 (g)         The amount of Principal Receivables in the Trust represented by the
                             Class B Adjusted Invested Amount as of the end of the day on the last
                             day of the related Monthly Period                                                     $   25,537,560.71

                 (h)         The amount of Principal Receivables in the Trust represented by the
                             Collateral Invested Amount as of the end of the day on the last
                             day of the related Monthly Period                                                     $   27,665,690.77

                 (i)         The amount of Principal Receivables in the Trust represented by the
                             Collateral Adjusted Invested Amount as of the end of the day on the last
                             day of the related Monthly Period                                                     $   27,665,690.77

                 (j)         The Floating Allocation Percentage with respect to the
                             related Monthly Period                                                                           23.49%

                 (k)         The Class A Floating Percentage with respect to the
                             related Monthly Period                                                                           87.50%

                 (l)         The Class B Floating Percentage with respect to the
                             related Monthly Period                                                                            6.00%

                 (m)         The Collateral Floating Percentage with respect to the
                             related Monthly Period                                                                            6.50%

                 (n)         The Principal Allocation Percentage with respect to the
                             related Monthly Period                                                                           23.49%

                 (o)         The Class A Principal Percentage with respect to the
                             related Monthly Period                                                                           87.50%

                 (p)         The Class B Principal Percentage with respect to the
                             related Monthly Period                                                                            6.00%

                 (q)         The Collateral Principal Percentage with respect to the
                             related Monthly Period                                                                            6.50%

               3 Delinquent Balances

                             The aggregate amount of outstanding balances in the Accounts which were delinquent as of the end of the day on the last day of the related Monthly Period:

                                                     Aggregate                     Percentage
                                                      Account                       of Total
                                                      Balance                      Receivables
                                               ----------------------            ----------------
                 (a)         30--  59 days:            26,210,034.51                   1.446483%
                 (b)         60--  89 days:            15,161,416.91                   0.836730%
                 (c)         90+ days:                 10,990,480.93                   0.606544%
                             Total:                    52,361,932.35                   2.889757%


               4 Investor Default Amount

                 (a)         The Investor Default Amount for the related Monthly Period                            $    2,146,917.27

                 (b)         The Class A Investor Default Amount for the related Monthly Period                    $    1,878,552.61

                 (c)         The Class B Investor Default Amount for the related Monthly Period                    $      128,815.04

                 (d)         The Collateral Default Amount for the related Monthly Period                          $      139,549.62

               5 Investor Charge-Offs

                 (a)         The aggregate amount of Class A Investor Charge-Offs
                             for the related Monthly Period                                                        $            0.00

                 (b)         The aggregate amount of Class A Investor Charge-Offs set forth
                             in 5(a) above per $1,000 of original certificate principal amount                     $            0.00

                 (c)         The aggregate amount of Class B Investor Charge-Offs
                             for the related Monthly Period                                                        $            0.00

                 (d)         The aggregate amount of Class B Investor Charge-Offs
                             set forth in 5(c) above per $1,000 or original certificate principal amount           $            0.00

                 (e)         The aggregate amount of Collateral Charge-Offs
                             for the related Monthly Period                                                        $            0.00

                 (f)         The aggregate amount of Collateral Charge-Offs set forth in 5(e) above per
                             $1,000 of original certificate principal amount                                       $            0.00

                 (g)         The aggregate amount of Class A Investor Charge-Offs reimbursed on
                             the Transfer Date immediately preceding this Distribution Date                        $            0.00

                 (h)         The aggregate amount of Class A Investor Charge-Offs set forth in 5(g)
                             above per $1,000 original certificate principal amount reimbursed on the
                             Transfer Date immediately preceding this Distribution Date                            $            0.00

                 (i)         The aggregate amount of Class B Investor Charge-Offs reimbursed on the
                             Transfer Date immediately preceding this Distribution Date                            $            0.00

                 (j)         The aggregate amount of Class B Investor Charge-Offs set forth in 5(i)
                             above per $1,000 original certificate principal amount reimbursed on
                             the Transfer Date immediately preceding this Distribution Date                        $            0.00

                 (k)         The aggregate amount of Collateral Charge-Offs reimbursed on the Transfer
                             Date immediately preceding this Distribution Date                                     $            0.00

                 (l)         The aggregate amount of Collateral Charge-Offs set forth in 5(k) above per
                             $1,000 original certificate principalamount reimbursed on the Transfer Date
                             immediately preceding Distribution Date                                               $            0.00

               6 Investor Servicing Fee

                 (a)         The amount of the Class A Servicing Fee payable by the Trust to the Servicer
                             for the related Monthly Period                                                        $      309,895.84

                 (b)         The amount of the Class B Servicing Fee payable by the Trust to the Servicer
                             for the related Monthly Period                                                        $       21,250.00

                 (c)         The amount of the Collateral Servicing Fee payable by the Trust to the Servicer
                             for the related Monthly Period                                                        $       23,020.83

                 (d)         The amount of Servicer Interchange payable by the Trust to the Servicer
                             for the related Monthly Period                                                        $      354,166.67

               7 Reallocations

                 (a)         The amount of Reallocated Collateral Principal Collections
                             with respect to this Distribution Date                                                $            0.00

                 (b)         The amount of Reallocated Class B Principal Collections
                             with respect to this Distribution Date                                                $            0.00

                 (c)         The Collateral Invested Amount as of the close of business
                             on this Distribution Date                                                             $      27,625,000

                 (d)         The Collateral Adjusted Invested Amount as of the close of
                             business on this Distribution Date                                                    $      27,625,000

                 (e)         The Class B Invested Amount as of the close of business
                             on this Distribution Date                                                             $      25,500,000

                 (f)         The Class B Adjusted Invested Amount as of the close of business
                             on this Distribution Date                                                             $      25,500,000

                 (g)         The Class A Invested Amount as of the close of business
                             on this Distribution Date                                                             $     371,875,000

                 (h)         The Class A Adjusted Invested Amount as of the close of business
                             on this Distribution Date                                                             $     371,875,000


               8 Collection of Finance Charge Receivables

                 (a)         The aggregate amount of Collections of Finance Charge Receivables and Annual Membership Fees processed during the related Monthly Period
                             which were allocated in respect of the Class A Certificates                           $    5,174,193.95

                 (b)         The aggregate amount of Collections of Finance Charge Receivables and Annual Membership Fees processed during the related Monthly Period
                             which were allocated in respect of the Class B Certificates                           $      354,801.87

                 (c)         The aggregate amount of Collections of Finance Charge Receivables and Annual Membership Fees processed during the related Monthly Period
                             which were allocated in respect of the Collateral Interest                            $      384,368.69

               9 Principal Funding Account

                 (a)         The principal amount on deposit in the Principal Funding Account                      $            0.00
                             on the related Transfer Date

                 (b)         The Accumulation Shortfall with respect to the related Monthly Period                 $            0.00

                 (c)         The Principal Funding Investment Proceeds deposited in the Finance Charge
                             Account on the related Transfer Date to be treated as Class A Available Funds         $            0.00

                 (d)         The Principal Funding Investment Proceeds deposited in the Finance Charge
                             Account on the related Transfer date to be treated as Class B Available Funds         $            0.00

              10 Reserve Account

                 (a)         The Reserve Draw Amount on the related Transfer Date                                  $            0.00

                 (b)         The amount of the Reserve Draw Amount deposited in the Collection
                             Account on the related Transfer Date to be treated as Class A Available Funds         $            0.00

                 (c)         The amount of the Reserve Draw Account deposited in the Collection
                             Account on the related Transfer Date to be treated as Class B Available Funds         $            0.00

                 (d)         The amount of any Reserve Account Surplus                                             $            0.00

              11 Available Funds

                 (a)         The amount of Class A Available Funds on deposit in the Collection
                             Account on the related Transfer Date                                                  $    1,325,734.38

                 (b)         The amount of Class B Available Funds on deposit in the Collection
                             Account on the related Transfer Date                                                  $       97,275.42

                 (c)         The amount of Collateral Available Funds on deposit in the Collection
                             Account on the related Transfer Date                                                  $      118,465.21

                 (d)         Available Principal Collections on deposit in the Collection Account
                             on the related Transfer Date                                                          $            0.00

              12 Excess Spread and Excess Finance Charge Collections

                 (a)         Excess Finance Charge Collection                                                      $            0.00

                 (b)         Class A Available Funds
                                  minus Class A Monthly Interest
                                  minus Class A Servicing Fee
                                  minus Class A Defaulted Amount                                                   $    1,660,011.12

                             Class B Available Funds
                                  minus Class B Monthly Interest
                                  minus Class B Servicing Fee
                                  minus Class B Defaulted Amount                                                   $      107,461.41

                             Collateral Available Funds                                                            $      384,368.69

                 (c)         Excess Spread applied to the Class A Required Amount
                             for the Monthly Period                                                                $            0.00

                 (d)         Excess Spread applied to the Class A Investor  Charge-Offs for the
                             related Monthly Period                                                                $            0.00

                 (e)         Excess Spread applied to the Class B Required
                             Amount for the related Monthly Period                                                 $            0.00

                 (f)         Excess Spread applied to the Class B Default Amount for the related Monthly Period    $            0.00

                 (g)         Excess Spread applied to the Class B Invested Amount for the related Monthly Period   $            0.00

                 (h)         Excess Spread applied to the Collateral Minimum Monthly Interest for the related
                             Monthly Period and for any past due Collateral Minimum Monthly Interest               $      118,465.21

                 (i)         Excess Spread applied to the Collateral Servicing Fee due to the Servicer
                             for the related Monthly Period or for any past due Collateral Servicing Fees          $       23,020.83

                 (j)         Excess Spread applied to the Collateral Default Amount as Available Principal         $      139,549.62
                             Collections for the related Monthly Period

                 (k)         Excess Spread applied to the Collateral Invested Amount for the related
                             Monthly Period                                                                        $            0.00

                 (l)         Excess Spread applied to the Reserve Account for the related Monthly Period           $            0.00

              13 Finance Charge Shortfall

                 (a)         Finance Charge Shortfall for Series 2001-1                                            $            0.00

                 (b)         Total Finance Charge Shortfall for all series in Group One                            $            0.00

              14 Base Rate

                 (a)         The Base Rate for the related Monthly Period                                                      5.57%

              15 Portfolio Yield

                 (a)         The Portfolio Yield for the related Monthly Period                                               11.53%

                 (b)         The Portfolio Adjusted Yield for the related Monthly Period                                         N/A

IN WITNESS WHEREOF, the undersigned has duly executed this Certificate this 11th day of July, 2001.


                                NATIONAL CITY BANK,
                                as Seller and Servicer


                            By: /s/ Thomas A. Chandler
                                Name:       Thomas A. Chandler
                                Title:      Vice President - Credit Card Finance